                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                       Date of Report: September 16, 2002


              JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank)
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                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                  CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
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                      (Issuer with respect to Certificates)


         New York                         33-93570                13-4994650
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


            270 Park Avenue, New York, New York                10017
            ----------------------------------------         ----------
            (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         Chase Manhattan Home Equity Loan Trust 1995-1 is the issuer of a single outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1995, as amended. The parties to the Pooling and Servicing Agreement are: JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) ("JPMCB"), as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

         On September 16, 2002, JPMCB, as servicer, distributed monthly interest to the holders of the certificates. JPMCB furnished a copy of the monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the Monthly Statement to Certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Statement to Certificateholders with respect to the September 16, 2002 distribution.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 27, 2002



                                      JPMorgan Chase Bank
                                      (f/k/a The Chase Manhattan Bank),
                                      as Servicer

                                      By: Chase Manhattan Mortgage Corporation


                                      By: /s/ Andrew M Little
                                          ----------------------------
                                          Name:  Andrew M Little
                                          Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------



Exhibit No.                     Description
-----------                     -----------
20.1                            Statement to Certificateholders dated
                                September 16, 2002 delivered pursuant to
                                Section 5.03 of the Pooling and Servicing
                                Agreement dated as of September 1, 1995.